June 2015 1 Exhibit 99.2

BioReference
Laboratories Snapshot

Division
Key
Products
Markets
Physician Offices,
Health Facilities,
Correctional Facilities
Flow Cytometry,
IHC, FISH, ISH, Microarray,
Morphology
Hematologists,
Oncologists,
Hospital
Pathologists
Obstetricians,
Gynecologists,
Maternal-Fetal Medicine
NextGen
& Sanger Sequencing,
Array
Comparative Genomic
Hybridization (aCGH)
Geneticists,
Medical Centers,
Children’s Hospitals,
Physicians
managing genetic
disease
Automated, high volume IVD,
Health Informatics,
HIV, HCV, other Molecular Dx
Physicians’ offices in Spanish-
Speaking Communities
Oncology
Women’s Health
Automated, high volume IVD,
Health Informatics,
HIV, HCV, other Molecular Dx
Image-Directed Cytology (PAP)
HPV, STI

BioReference
Laboratories + OPKO Health
= Strong Customer and Product Benefits
•
BioReference
Laboratories
–
The 3
rd
largest clinical laboratory in the US (after Quest and LabCorp) with scale to reach large markets in the Northeastern US, Florida, California, and Texas
–
Fast growing, innovative molecular diagnostics business with expertise in technologies enabling
–
Full service routine testing menu for primary care physicians and specialists
–
High value testing capabilities serving key specialties (Women’s Health, Oncology) and other clinicians managing genetic disease
–
Team of about 400 sales, customer service and marketing personnel
–
Patient Service Centers with blood draw capability at over 170 locations
•
OPKO Health
–
Specialists in Uropathology, including anatomic pathology, IHC, cytology and FISH, serving the diagnostic testing needs of urologists
–
The 4Kscore Test for aggressive prostate cancer
–
•
Combined Strengths
–
Nation wide insurance contract coverage and large payer relationships
–
Access to the Primary Care Physician market for 4Kscore and Claros platform
–
Access to over 170 BRL patient service centers for 4Kscore blood draw
–
Blood specimen transportation network and high volume testing operation
–
Addition of urology to BRL specialty diagnostic services capability meaningful molecular medicine (NextGen sequencing, aCGH)
Claros 1 for in-office immunoassay results in 10 minutes from a fingerstick blood sample

What is the 4Kscore Test?

+
Age, DRE, and
prior biopsy
status
% risk of having
aggressive
prostate cancer
for an individual
patient
Components
Components
OPKO
{
4 kallikrein levels:
Total PSA
Free PSA
Intact PSA
hK2
Results
Results
OPKO ALGORITHM

Monitor w
PSA
or PCA3, ConfirmMDx
Monitor w
PSA
or PCA3, ConfirmMDx
OncotypeDx
or Prolaris
OncotypeDx
or Prolaris
100,000
Standard TRUS or
mp
MRI-Guided Biopsy
100,000
Standard TRUS or
mp
MRI-Guided Biopsy
Negative Biopsy
Histopathology
Negative Biopsy
Histopathology
55,000
25,000
Gleason score 6
Histopathology
Gleason score 6
Histopathology
Biopsy Result
Biopsy Result
Primary Treatment
Surgery / Radiation
Primary Treatment
Surgery / Radiation
Gleason score
7
Histopathology
Gleason score
7
Histopathology
20,000
140,000
Abnormal PSA or DRE
140,000
Abnormal PSA or DRE
700,000
PSA Screenings
700,000
PSA Screenings
4,000 Serious
Infections
4,000 Serious
Infections
12,000 with Confirmed
Indolent Disease
12,000 with Confirmed
Indolent Disease
Active
Surveillance
Active
Surveillance
7,500
Primary Treatment
Surgery / Radiation
Primary Treatment
Surgery / Radiation
17,500

Monitor w
PSA
if abnormal, 4Kscore
Monitor w
PSA
if abnormal, 4Kscore
Biopsy Result
Biopsy Result
Primary Treatment
Surgery / Radiation
Primary Treatment
Surgery / Radiation
Active
Surveillance
Active
Surveillance
Primary Treatment
Surgery / Radiation
Primary Treatment
Surgery / Radiation
Negative Biopsy
Histopathology
Negative Biopsy
Histopathology
Gleason score
7
Histopathology
Gleason score
7
Histopathology
Gleason score 6
Histopathology
Gleason score 6
Histopathology
OncotypeDx
or Prolaris
OncotypeDx
or Prolaris
Standard TRUS or
mp
MRI-Guided Biopsy
Standard TRUS or
mp
MRI-Guided Biopsy
36% Biopsy
Reduction
$78M Savings
36% Biopsy
Reduction
$78M Savings
29% Reduction
$16 M Savings
29% Reduction
$16 M Savings
29% Reduction
$146 M Savings
29% Reduction
$146 M Savings
$143 M net savings / $1,400 per patient
$143 M net savings / $1,400 per patient
100,000
Prostate Biopsy Patients
100,000
Prostate Biopsy Patients
700,000
PSA Screenings
700,000
PSA Screenings
7
51% Reduction
$22 M Savings
51% Reduction
$22 M Savings

The
4Kscore
Test
Predicts
Metastases
Within
20
years
1
16%
< 2%
4Kscore Test
> 7.5%
4Kscore Test
7.5%
¹
Improving the Specificity of Screening for Lethal Prostate Cancer Using Prostate-specific
Antigen and a Panel of Kallikrein Markers: A Nested Case–Control Study
European Urology (in press)

4Kscore Commercial Update
•
4Kscore ProtecT study published
–
over 6,000 subjects
•
Total dossier for the 4Kscore Test now includes clinical
data on over 22,000 subjects in 12 peer reviewed
publications
•
Over 900 US urologists have used the 4Kscore test in
routine practice
•
American Urological Society Meeting in New Orleans
May, 2015
–
six podium or poster presentations
•
Next milestones:
–
NCCN Early Detection Guidelines 3Q2015
–
CPT
Code
active
July
1,
2015
–
billing Medicare and Private
Insurance
–
Medicare and private insurance coverage for test: 2015/16

Claros ® 1: Rapid Testing in the Physician Office 10

Claros 1 Platform Addresses Large Testing Markets
Commercial Leverage with Bio-Reference Sales Team
•
Testosterone
–
US test volume: 15 million tests, $525 M
–
510(k) filing in 1H2016
•
PSA
–
US test volume: 30 million tests, $750 M
–
Intended use to focus on detection claim
–
Modular PMA filing in 1H2106
•
Renal panel in Development
–
Vitamin D
•
US test volume: 70 million tests, $3.5 B
–
iPTH
–
Cystatin
C
•
Lyme Disease
–
Claros 1 selected as platform for an NIH funded diagnostic development
–
OPKO has all rights to diagnostic test ($120M US Market)
11